SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event Reported) : September 5, 2003


                              CIT RV Trust 1998 - A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

      000 - 24495                                         36 -4232666
(Commission File Number)                       (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                07039-5703
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 740 -5000



          (Former name or former address, if changed since last report)

Item 7.                    FINANCIAL STATEMENTS AND EXHIBITS

(c.) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

99.1                                        Pool Data Report

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                            THE CIT GROUP / SALES FINANCING,
                                            INC.,  as Servicer

                                            By:
                                                     ---------------------------
                                            Name:    Barbara Callahan
                                            Title:   Vice President


Dated:   September 5, 2003

                               CIT RV TRUST 1998-A
                                  June 30, 2003

              The percentages and balances set forth in each of the
                following tables may not total due to rounding.


                                              GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                % OF CONTRACT                                              % OF CONTRACT
                           NUMBER OF           POLL BY NUMBER            AGGREGATE PRINCIPAL           POOL BY PRINCIPAL
                     CONTRACTS AS OF       OF CONTRACTS AS OF            BALANCE OUTSTANDING         BALANCE OUTSTANDING
STATE                   CUT-OFF DATE             CUT-OFF DATE             AS OF CUT-OFF DATE          AS OF CUT-OFF DATE
-----                   ------------             ------------             ------------------          ------------------
Alabama                           48                    1.30%              $       1,736,210                       1.62%
Alaska                             2                    0.05%                        101,841                       0.10%
Arizona                          190                    5.14%                      6,331,034                       5.92%
Arkansas                          88                    2.38%                      1,704,961                       1.60%
California                       545                   14.76%                     14,930,895                      13.97%
Colorado                         107                    2.90%                      3,382,181                       3.16%
Connecticut                       27                    0.73%                        517,344                       0.48%
Delaware                           3                    0.08%                        117,581                       0.11%
Florida                          246                    6.66%                      8,054,528                       7.54%
Georgia                           91                    2.46%                      2,261,479                       2.12%
Hawaii                             1                    0.03%                         11,600                       0.01%
Idaho                             27                    0.73%                        760,645                       0.71%
Illinois                          95                    2.57%                      2,288,753                       2.14%
Indiana                           38                    1.03%                      1,029,612                       0.96%
Iowa                              10                    0.27%                        341,445                       0.32%
Kansas                            70                    1.90%                      1,378,036                       1.29%
Kentucky                          16                    0.43%                        401,601                       0.38%
Louisiana                         38                    1.03%                      1,464,385                       1.37%
Maine                             10                    0.27%                        530,207                       0.50%
Maryland                          49                    1.33%                      1,002,143                       0.94%
Massachusetts                     60                    1.62%                      1,392,228                       1.30%
Michigan                          41                    1.11%                      1,649,595                       1.54%
Minnesota                         25                    0.68%                      1,101,952                       1.03%
Mississippi                       22                    0.60%                        786,879                       0.74%
Missouri                         148                    4.01%                      3,174,575                       2.97%
Montana                           11                    0.30%                        185,375                       0.17%
Nebraska                          11                    0.30%                        176,319                       0.16%
Nevada                            77                    2.09%                      2,438,291                       2.28%
New Hampshire                     13                    0.35%                        418,599                       0.39%
New Jersery                       34                    0.92%                        774,007                       0.72%
New Mexico                        48                    1.30%                      1,992,859                       1.86%
New York                          78                    2.11%                      1,985,273                       1.86%
North Carolina                    66                    1.79%                      2,560,483                       2.40%
North Dakota                       1                    0.03%                        105,721                       0.10%
Ohio                              37                    1.00%                      1,901,432                       1.78%
Oklahoma                         206                    5.58%                      4,358,151                       4.08%
Oregon                           109                    2.95%                      4,072,382                       3.81%
Pennsylvania                      44                    1.19%                      1,152,279                       1.08%
Rhode Island                      19                    0.51%                        288,031                       0.27%
South Carolina                    31                    0.84%                      1,014,207                       0.95%
South Dakota                       7                    0.19%                        177,408                       0.17%
Tennessee                         43                    1.16%                      1,313,121                       1.23%
Texas                            594                   16.08%                     16,908,916                      15.82%
Utah                              18                    0.49%                        754,968                       0.71%
Vermont                            4                    0.11%                         73,712                       0.07%
Virginia                          23                    0.62%                        596,561                       0.56%
Washington                       177                    4.79%                      5,578,868                       5.22%
West Virginia                      7                    0.19%                        195,392                       0.18%
Wisconsin                         22                    0.60%                        851,483                       0.80%
Wyoming                           11                    0.30%                        449,016                       0.42%
Other (2)                          5                    0.14%                         94,951                       0.09%
                   ------------------------------------------------------------------------------------------------------
                               3,693                  100.00%             $      106,869,513                     100.00%
                   ======================================================================================================


----------------------------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations.



                                                       RANGE OF CONTRACT RATES

                                                              % OF CONTRACT                                       % OF CONTRACT
                                        NUMBER OF            POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
RANGE OF                          CONTRACTS AS OF        OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
CONTRACT RATES                       CUT-OFF DATE              CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
--------------                       ------------              ------------        ------------------        ------------------
0.00%   -  7.49% (1)                          107                     2.90%           $     5,878,284                     5.50%
7.50%   -  7.99%                               58                     1.57%                 4,845,335                     4.53%
8.00%   -  8.99%                              605                    16.38%                34,400,621                    32.19%
9.00%   -  9.99%                             1017                    27.54%                31,904,090                    29.85%
10.00%  -  10.99%                             852                    23.07%                16,322,286                    15.27%
11.00%  -  11.99%                             534                    14.46%                 7,916,582                     7.41%
12.00%  -  12.99%                             291                     7.88%                 3,442,465                     3.22%
13.00%  -  13.99%                             152                     4.12%                 1,520,543                     1.42%
14.00%  -  14.99%                              61                     1.65%                   522,989                     0.49%
15.00%  -  15.99%                              12                     0.32%                    83,756                     0.08%
16.00%  -  16.99%                               2                     0.05%                    11,273                     0.01%
18.00%  -  18.99%                               1                     0.03%                    12,176                     0.01%
19.00%  -  19.99%                               1                     0.03%                     9,114                     0.01%
                           -----------------------------------------------------------------------------------------------------
                                            3,693                   100.00%          $    106,869,513                   100.00%
                           =====================================================================================================



-------------------------------------------------------------------
(1) Generally represents repossessed contracts or contract subject to the Soldiers' and Sailors' Civil Relief Act.



                                                    RANGE OF REMAINING MATURITIES

                                                            % OF CONTRACT                                       % OF CONTRACT
                                      NUMBER OF            POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
RANGE OF REMAINING              CONTRACTS AS OF        OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
MATURITIES IN MONTHS               CUT-OFF DATE              CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
--------------------               ------------              ------------        ------------------        ------------------
   0 months                                   3                     0.08%          $           4.62                     0.00%
   1 -  12 months                            59                     1.60%                    98,844                     0.09%
  13 -  24 months                           175                     4.74%                   578,231                     0.54%
  25 -  36 months                           142                     3.85%                   662,896                     0.62%
  37 -  48 months                            67                     1.81%                   471,653                     0.44%
  49 -  60 months                           567                    15.35%                 5,773,814                     5.40%
  61 -  72 months                           127                     3.44%                 1,635,339                     1.53%
  73 -  84 months                           773                    20.93%                11,710,108                    10.96%
  85 -  96 months                           153                     4.14%                 2,861,068                     2.68%
  97 -  108 months                           87                     2.36%                 2,843,147                     2.66%
 109 -  120 months                         1152                    31.19%                50,131,774                    46.91%
 121 -  132 months                          173                     4.68%                 8,629,634                     8.07%
 133 -  144 months                           60                     1.62%                 3,214,432                     3.01%
 145 -  156 months                            6                     0.16%                   393,700                     0.37%
 157 -  168 months                            2                     0.05%                   307,885                     0.29%
 169 -  180 months                          132                     3.57%                15,291,374                    14.31%
 181 -  192 months                            8                     0.22%                 1,122,970                     1.05%
 193 -  204 months                            6                     0.16%                   997,864                     0.93%
 205 -  216 months                            1                     0.03%                   144,776                     0.14%
                             -------------------------------------------------------------------------------------------------
                                          3,693                   100.00%          $    106,869,513                   100.00%
                             =================================================================================================




                                                       COLLATERAL TYPE DISTRIBUTION

                                                               % OF CONTRACT                                       % OF CONTRACT
                                             NUMBER OF        POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
                                       CONTRACTS AS OF    OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
COLLATERAL TYPE                           CUT-OFF DATE          CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
---------------                           ------------          ------------        ------------------        ------------------

Motor Homes                                      1,755                47.52%           $    79,031,750                    73.95%
Fifth Wheel                                        813                22.01%                16,080,500                    15.05%
Travel Trailer                                     878                23.77%                 9,164,209                     8.58%
Other                                              247                 6.69%                 2,593,054                     2.43%
                                    ---------------------------------------------------------------------------------------------
Total                                            3,693               100.00%          $    106,869,513                   100.00%
                                    =============================================================================================



                                                      DELINQUENCY STATUS DISTRIBUTION

                                                               % OF CONTRACT                                       % OF CONTRACT
                                             NUMBER OF        POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
                                       CONTRACTS AS OF    OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
Delinquency Status                        CUT-OFF DATE          CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
------------------                        ------------          ------------        ------------------        ------------------

Current, including 1 to 29 days
  delinquent                                     3,284                88.92%          $     92,065,182                    86.15%
30 to 59 days                                       75                 2.03%                 2,279,993                     2.13%
60 to 89 days                                       39                 1.06%                 1,140,670                     1.07%
90 to 119 days                                      23                 0.62%                   885,272                     0.83%
120 to 149 days                                     21                 0.57%                   552,036                     0.52%
150 to 179 days                                     15                 0.41%                   406,366                     0.38%
180+  days                                          96                 2.60%                 2,868,031                     2.68%
Repo                                               140                 3.79%                 6,671,964                     6.24%
                                    ---------------------------------------------------------------------------------------------
                                                 3,693               100.00%          $    106,869,513                   100.00%
                                    =============================================================================================




                                         RANGE OF PRINCIPAL BALANCE OUTSTANDING

                                     TOTAL              MINIMUM                       MAXIMUM                     AVERAGE
PRINCIPAL                    BALANCE AS OF        BALANCE AS OF                 BALANCE AS OF               BALANCE AS OF
BALANCE TYPE                  CUT-OFF DATE         CUT-OFF DATE                  CUT-OFF DATE                CUT-OFF DATE
------------                  ------------         ------------                  ------------                ------------

Original                     $ 141,328,786          $     4,900                 $     425,000              $       38,269
Current                      $ 106,869,513          $         0                 $     348,669              $       28,938




                                          NEW VS. USED COLLATERAL DISTRIBUTION

                                                  % OF CONTRACT                                             % OF CONTRACT
                                 NUMBER OF       POLL BY NUMBER           AGGREGATE PRINCIPAL           POOL BY PRINCIPAL
                           CONTRACTS AS OF   OF CONTRACTS AS OF           BALANCE OUTSTANDING         BALANCE OUTSTANDING
NEW VS. USED                  CUT-OFF DATE         CUT-OFF DATE            AS OF CUT-OFF DATE          AS OF CUT-OFF DATE
------------                  ------------         ------------            ------------------          ------------------

New                                  2,272               61.52%             $      71,733,216                      67.12%
Used                                 1,421               38.48%                    35,136,298                      32.88%
                     -----------------------------------------------------------------------------------------------------
                                     3,693              100.00%             $     106,869,513                     100.00%
                     =====================================================================================================




                          RANGE OF CREDIT SCORES

                   MINIMUM AS OF       MAXIMUM AS OF      WEIGHTED AVERAGE AS OF
SCORE TYPE      ORIGINATION DATE    ORIGINATION DATE            ORIGINATION DATE
----------      ----------------    ----------------            ----------------

FICO                         504                  823                        678
Custom                        85                  304                        196




                 MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                     MINIMUM AS OF       MAXIMUM AS OF    WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE     CUT-OFF DATE        CUT-OFF DATE              CUT-OFF DATE
-----------------     ------------        ------------              ------------


Contract Rate                0.00%              19.00%                     9.18%
Original Term            36 months          242 months                180 months
Current Term              0 months          206 months                118 months
